SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Northern Lights Fund Trust III

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Persimmon Long/Short Fund

a series of

Northern Lights Fund Trust III

17605 Wright Street
Omaha, NE 68130
(631) 470-2600

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held October 25, 2013

Dear Shareholders:

The Board of Trustees of the Northern Lights Fund Trust III, an open-end management investment company organized as a Delaware statutory trust, has called a special meeting of the shareholders of the Persimmon Long/Short Fund, to be held at the offices of the Trust’s administrator, 80 Arkay Drive, Hauppauge, NY  11788, on October 25, 2013 at 10:00 a.m., Eastern time, for the following purposes:

1.

To approve the Investment Sub-Advisory Agreement (the "V2 Sub-Advisory Agreement") by and among the Trust, Persimmon Capital Management, LP and V2 Capital, LLC.

2.

To approve the Investment Sub-Advisory Agreement (the "CIM Sub-Advisory Agreement") by and among the Trust, Persimmon Capital Management, LP and Contravisory Investment Management, Inc.

3.

To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Shareholders of record at the close of business on September 27, 2013 are entitled to notice of, and to vote at, the special meeting and any adjournments or postponements thereof.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on October 25, 2013.

A copy of the Notice of Shareholder Meeting, the Proxy Statement (including the proposed Sub-Advisory Agreements) and Proxy Voting Ballot are available at www.persimmonfunds.com.

By Order of the Board of Trustees

James P. Ash, Esq., Secretary

YOUR VOTE IS IMPORTANT

To assure your representation at the meeting, please complete the enclosed proxy and return it promptly in the accompanying envelope or by calling the number listed on your proxy card, whether or not you expect to be present at the meeting.  If you attend the meeting, you may revoke your proxy and vote your shares in person.

Persimmon Long/Short Fund

a series of

Northern Lights Fund Trust III

with its principal offices at

17605 Wright Street
Omaha, NE 68130

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PROXY STATEMENT

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SPECIAL MEETING OF SHAREHOLDERS

To Be Held October 25, 2013

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INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board” or the “Trustees”) of the Northern Lights Fund Trust III (the “Trust”) on behalf of the Persimmon Long/Short Fund (the “Fund”), for use at the Special Meeting of Shareholders of the Trust (the “Meeting”) to be held at the offices of the Trust’s administrator, 80 Arkay Drive, Hauppauge, NY 11788 on October 25, 2013 at 10:00 a.m., Eastern time, and at any and all adjournments thereof.  The Notice of Meeting, Proxy Statement, and accompanying form of proxy will be mailed to shareholders on or about October 7, 2013.

The Meeting has been called by the Board of Trustees of the Trust for the following purposes:

1.

To approve the Investment Sub-Advisory Agreement (the "V2 Sub-Advisory Agreement") by and among the Trust, Persimmon Capital Management, LP and V2 Capital, LLC.

2.

To approve the Investment Sub-Advisory Agreement (the "CIM Sub-Advisory Agreement") by and among the Trust, Persimmon Capital Management, LP, and Contravisory Investment Management, Inc.

3.

To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Only shareholders of record at the close of business on September 27, 2013 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof.

The Fund’s most recent semi-annual report, including financial statements and schedules, are available at no charge by sending a written request to the Fund, 80 Arkay Drive Hauppauge, NY 11788 or by calling 1-855-233-8300.

PROPOSAL I

APPROVAL OF A NEW INVESTMENT SUB-ADVISORY AGREEMENT BETWEEN PERSIMMON CAPITAL MANAGEMENT, LP AND V2 CAPITAL, LLC

Background

The primary purpose of this proposal is to allow V2 Capital, LLC (“V2”) to serve as an investment sub-adviser to the Fund.  The Adviser will allocate 0-30% of the Fund’s net assets to V2. To do so, the Trustees are requesting that shareholders approve a sub-investment advisory agreement between Persimmon Capital Management, LP (“Persimmon”) and V2 (the “V2 Sub-Advisory Agreement”).  Persimmon has served as the Fund’s investment adviser since the Fund commenced operations on December 31, 2012.  Approval of the V2 Sub-Advisory Agreement will not raise the fees paid by the Fund or the Fund’s shareholders.  The effective date of the V2 Sub-Advisory Agreement will be the date shareholders of the Fund approve the V2 Sub-Advisory Agreement.

The V2 Sub-Advisory Agreement

Under the terms of the V2 Sub-Advisory Agreement, as compensation for the services performed by the V2, V2 shall receive a fee, computed daily and paid monthly at an annual rate of 1.00% of the Fund’s average daily net assets.  The sub-advisory fee paid to V2 is paid by Persimmon and is not paid by the Fund.  Subject to the authority of the Board of Trustees and oversight by Persimmon, V2 is responsible for management of its allocated portion of the Fund's assets, in accordance with the investment objective, policies and restrictions of the Fund.  The Board of Trustees, including the trustees who are not “interested persons” of the Trust (as defined in the 1940 Act) (the “Independent Trustees”), unanimously approved the V2 Sub-Advisory Agreement at a meeting on August 22, 2013.

Subject to shareholder approval, Persimmon will enter into the V2 Sub-Advisory Agreement with V2.  If the V2 Sub-Advisory Agreement with V2 is not approved, the Board of Trustees and Persimmon will consider other options, including a new or modified request for shareholder approval of a new sub-advisory agreement.

The V2 Sub-Advisory Agreement will become effective upon approval by the shareholders of the Fund.  The V2 Sub-Advisory Agreement provides that it will continue in force for an initial period of two years, and from year to year thereafter, but only so long as its continuance is approved at least annually by the Trustees at a meeting called for that purpose or by the vote of a majority of the outstanding shares of the Trust.  The V2 Sub-Advisory Agreement automatically terminates on assignment and also may be terminated at any time, (i) on not more than sixty (60) days’ written notice, without the payment of any penalty, by the Board of Trustees or by a vote of the majority of the outstanding shares of the Fund, or by V2 upon sixty (60) days’ written notice to Persimmon and the Trust.

The V2 Sub-Advisory Agreement is attached as Appendix A.  You should read the V2 Sub-Advisory Agreement.  The description in this Proxy Statement of the V2 Sub-Advisory Agreement is only a summary.

Information Concerning V2

V2 is a limited liability company organized under the laws of the State of Delaware and located at 2700 Patriot Blvd, Suite 140, Glenview, Illinois 60026.  The names, titles, addresses, and principal occupations of the principal executive officers of V2 are set forth below:

Name and Address*:	Title:	Principal Occupation:
Victor Viner	Founder, CIO, Co-Portfolio Manager	Strategic direction of firm; Co-Portfolio manager
Brett Novosel, CFA	Partner, Co-Portfolio Manager	Co-Portfolio manager; day-to-day management of the Strategy
Michael Holleb, CPA	Partner, CCO, CFO	Risk Manager, compliance, accounting, technology and business administration

* Each officer address is in care of V2, 2700 Patriot Blvd, Suite 140, Glenview, Illinois 60026.

Evaluation by the Board of Trustees

At a meeting of the Board of Trustees on August 22, 2013, the Board, including the Independent Trustees, deliberated whether to approve the V2 Sub-Advisory Agreement with V2.  In determining to approve the V2 Sub-Advisory Agreement, the Trustees considered written materials provided by Persimmon, V2 and the Trust’s administrator (the “Report”) that had been provided to the Board prior to the meeting.  The following summarizes the Trustees’ review process and the information on which their conclusions were based:

Nature, Extent & Quality of Services.  The Board noted that V2 was founded in 2004 and currently manages approximately $264 million in assets for separately managed accounts.  The Board further noted that V2 specializes in the management of equity based strategies combined with proprietary option overlay strategies to enhance returns, improve risk adjusted returns and provide downside protection.  The Board reviewed the background information of key investment personnel responsible for servicing the Persimmon Long/Short Fund and acknowledged positively that the management team has been together since the firm was founded and that they also have previous financial experience in capital markets and trading from having past positions with financial institutions, asset management firms, a hedge fund and a certified public accounting firm.  The Board noted that V2 will provide Persimmon L/S Fund with V2’s full complement of services including research, trading, compliance, and analysis of positions and hedges, in the same manner as any other V2 client.  The Board further noted V2 will manage the allocated assets of the Fund pari-passu and seamlessly to all other funds and managed accounts invested in its V2 Hedged Equity Strategy.  The Board discussed V2’s use of an investment committee that reviews potential equity investments based on bottom-up, fundamental analysis of companies for inclusion into the portfolio.  The Board noted that V2’s Chief Compliance Officer and the compliance team provide monitoring to investment guidelines and limitations by reviewing daily reports of positions prepared internally via their Risk Software and insure the portfolio holdings meet the strategy objectives.  The Board considered that V2 reported no material compliance or litigation issues had arisen during the past three years.  The Board concluded that V2’s 25 years of industry experience combined with the stability of the key personnel and a solid infrastructure are positive indicators that they have the resources and potential to provide high quality service to the Fund and its shareholders.

Performance.  The Board reviewed performance data V2 provided and noted that because V2 had not yet begun to sub-advise the Fund it would instead consider the performance of V2’s Hedged Equity Strategy.  The Trustees noted the strategy’s positive 1 year performance of 8.96% and since inception (August 2010) performance of 38.65%, but considered it had underperformed its benchmark, the S&P 500 Index, which returned 20.60% and 55.32%, respectively.  The Board noted that V2 also underperformed its secondary benchmark, the HFRI-EH Index, which returned 10.98% over the 1 year period; however, it outperformed the secondary benchmark since August 2010 which returned 14.21%.  The Board considered that V2 uses an option risk overlay strategy within the portfolio to provide some downside protection and preserve capital.  The Board discussed that in a bull market the strategy will underperform the S&P 500 Index benchmark and give up some of the upside gains because it will not be fully exposed to the market, and noted that V2’s strategy is more in line with the HFRI-EH Index.  The Board concluded that based on the performance information provided the strategy appears to have performed as it was intended and the Board was satisfied that V2 has the potential to add value to the Fund and its shareholders.

Fees & Expenses.  V2 proposed a sub-advisory fee of 1.00%, which is less than or equal to the fees charged under other V2 advisory agreements.  The Board noted that the fee also compares favorably to the fee that V2 charges its hedge fund clients, which is a 1.00% management fee plus a 15% performance fee.  The Board concluded that the management fee is reasonable when considering the Fund and its shareholders will have access to a hedge fund-type strategy and service at a lower rate than traditionally charged by hedge fund managers.

Economies of Scale.  Based on the anticipated size of the Fund, and the fact that only a portion of the Fund’s assets will be allocated to the Sub-Adviser, the Trustees concluded that meaningful economies of scale are not likely to be realized during the initial term of the agreement.  They further considered that it may be difficult for a quality sub-adviser, utilizing a hedge fund strategy on a portion of the Fund, to consider breakpoints due to competitive considerations.  However, the Board noted that at a previous meeting the Adviser agreed that as the Fund grows, and if the Sub-Adviser or Adviser achieves economies of scale, the Adviser would be willing to discuss the implementation of breakpoints.  The Trustees noted that it would be in the Adviser’s best interest to negotiate breakpoints with the Sub-Adviser if possible, because lower fees improve performance and assist in accumulating the Fund’s assets.  The Trustees agreed that they will monitor and address economies of scale at the appropriate time in the future, but determined that at the current time, the matter was most appropriately left to the Adviser to negotiate with the Sub-Adviser.

Profitability.  The Board considered the anticipated profits to be realized by the Sub-Adviser in connection with its relationship with the Fund and whether the amount of profit is a fair entrepreneurial profit for its service to the Fund.  The Trustees noted that because of the anticipated asset levels during the initial term of the agreement and the amount of assets that will likely be allocated to the Sub-Adviser by the Adviser, the Board was satisfied that the Sub-Adviser’s anticipated level of profitability from its relationship with the Fund not excessive.

Conclusion. Having requested and received such information from the Sub-Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of independent counsel, the Board concluded that the fee structure is reasonable and that approval of the Sub-Advisory Agreement with V2 is in the best interests of the Trust and the shareholders of Persimmon.

Accordingly, the Board of Trustees of the Trust, including the Independent Trustees, unanimously recommends that shareholders of the Fund vote “FOR” approval of the V2 Sub-Advisory Agreement.

PROPOSAL II

APPROVAL OF A NEW INVESTMENT SUB-ADVISORY AGREEMENT BETWEEN PERSIMMON CAPITAL MANAGEMENT, LP AND CONTRAVISORY INVESTMENT MANAGEMENT, INC.

Background

The primary purpose of this proposal is to allow Contravisory Investment Management, Inc., (“CIM”) to serve as an investment sub-adviser to the Fund.  The Adviser will allocate 0-30% of the Fund’s net assets to CIM. To do so, the Trustees are requesting that shareholders approve a sub-investment advisory agreement between Persimmon and CIM (the “CIM Sub-Advisory Agreement”).  Persimmon has served as the Fund’s investment adviser since the Fund commenced operations on December 31, 2012.  Approval of the CIM Sub-Advisory Agreement will not raise the fees paid by the Fund or the Fund’s shareholders.  The effective date of the CIM Sub-Advisory Agreement will be the date shareholders of the Fund approve the CIM Sub-Advisory Agreement.

The CIM Sub-Advisory Agreement

Under the terms of the CIM Sub-Advisory Agreement, as compensation for the services performed by the CIM, CIM shall receive a fee, computed daily and paid monthly at an annual rate of 1.00% of the Fund’s average daily net assets.  The sub-advisory fee paid to CIM is paid by Persimmon and is not paid by the Fund.  Subject to the authority of the Board of Trustees and oversight by Persimmon, CIM is responsible for management of its allocated portion of the Fund's assets in accordance with the investment objective, policies and restrictions of the Fund.  The Board of Trustees, including the Independent Trustees, unanimously approved the CIM Sub-Advisory Agreement at a meeting on August 22, 2013.

Subject to shareholder approval, the Trust, on behalf of the Fund, and Persimmon will enter into the CIM Sub-Advisory Agreement with CIM.  If the CIM Sub-Advisory Agreement with CIM is not approved, the Board of Trustees and Persimmon will consider other options, including a new or modified request for shareholder approval of a new sub-advisory agreement.

The CIM Sub-Advisory Agreement will become effective upon approval by the shareholders of the Fund.  The CIM Sub-Advisory Agreement provides that it will continue in force for an initial period of two years, and from year to year thereafter, but only so long as its continuance is approved at least annually by the Trustees at a meeting called for that purpose or by the vote of a majority of the outstanding shares of the Trust.  The CIM Sub-Advisory Agreement automatically terminates on assignment and also may be terminated at any time, (i) on not more than sixty (60) days’ written notice, without the payment of any penalty, by the Board of Trustees, or by a vote of the majority of the outstanding shares of the Fund, or by CIM upon sixty (60) days’ written notice to Persimmon and the Trust.

The CIM Sub-Advisory Agreement is attached as Appendix B.  You should read the CIM Sub-Advisory Agreement.  The description in this Proxy Statement of the CIM Sub-Advisory Agreement is only a summary.

Information Concerning CIM

CIM is a corporation organized under the laws of the State of Massachusetts and located at 120 Longwater Drive, Suite 100, Norwell, Massachusetts 02061.  The names, titles, addresses, and principal occupations of the principal executive officers of CIM are set forth below:

Name and Address*:	Title:	Principal Occupation:
William M. Noonan	President and CEO	Investment Advisor
Philip A. Noonan	COO	Investment Advisor
David Canal	SVP-Research	Investment Advisor
Matthew Sullivan	SVP-Operations	Operations/Compliance Officer

* Each officer address is in care of CIM, 120 Longwater Drive, Suite 100, Norwell, Massachusetts 02061.

Evaluation by the Board of Trustees

At a meeting of the Board of Trustees on August 22, 2013, the Board, including the Independent Trustees, deliberated whether to approve the CIM Sub-Advisory Agreement with CIM.  In determining to approve the CIM Sub-Advisory Agreement, the Trustees considered written materials provided by Persimmon, CIM and the Trust’s administrator (the “Report”) that had been provided to the Board prior to the meeting.  The following summarizes the Trustees’ review process and the information on which their conclusions were based:

Nature, Extent & Quality of Services.  The Board noted that CIM has been advising institutions, individuals, and families with their investment management services and equity research products since 1972 and CIM currently manages approximately $637 million in assets through two limited partnership hedge funds and a mutual fund.  The Board reviewed the background information of key investment personnel responsible for servicing Persimmon and was satisfied with the many years and level of experience in the financial services industry and was also pleased that the President and Chief Executive Officer is well respected enough to be asked to be a participant on several national financial news television networks. The Board also reviewed the CIM’s organization and noted it has a solid infrastructure consisting of integrated teams providing investment management, research, operations, business development, client service and compliance. The Board noted that CIM will provide investment management services to the Fund in accordance with the long/short strategy as stated within the guidelines and limitations set by the Adviser.   The Board noted that the investment decisions are based on CIM’s proprietary methodology which contains a real time data base of more than 1 million buy/sell signals, applied, tested, and proven over a diversity of market cycles since 1972.  The Board further noted its satisfaction that CIM puts equal importance on having a rigid sell discipline to mitigate portfolio risk and will only maintain a long position for as long as it continues to demonstrate long term relative price strength.  The Board noted that Fund compliance is performed by the CIM’s Chief Compliance Officer who works with the investment committee to ensure Fund limitations are adhered to by hard coding specific stock restrictions into their trade order management system.  The Board further noted that CIM has had no material compliance or litigation issues during the past three years.  The Board concluded that CIM’s long history and experience combined a strong infrastructure are all good indicators that they possess the qualifications to provide high quality service to the Fund and its shareholders.

Performance.  The Board noted that CIM provided performance data for the two equity hedge funds it manages since the Fund’s strategy will be similar; however, the Board noted that the mutual fund managed by CIM does not follow a similar strategy.  The Board reviewed the performance data and noted that the Contravisory Fund, LP returned 12.84% over the past year, 4.61% over five years, 6.63% over ten years and 8.02% since inception 1999, outperforming the benchmark, HFRX Equity Hedge Index which, over the same time period, returned 8.34%, -3.77%, 0.18% and 3.98%, respectively.  The Board also noted that using the S&P 500 as a benchmark, which returned 20.51% over the past year, 6.96% five years, 7.26% over ten years and 2.55% since 1999, that Contravisory Fund LP underperformed the one year, five year and ten year periods, but outperformed since 1999.  The Board also reviewed the performance data of Contravisory IDF, LP, which returned 10.54% and 14.48% since inception 2012, outperforming the benchmark, HFRX Equity Hedge Index which, over the same time period, returned 8.34%, and 7.37%, respectively.  The Board also noted that using the S&P 500 as a benchmark, which returned 20.51% over the past year and 25.91% since 2012, that CIM’s IDF, LP underperformed in both categories.  The Board noted that underperforming the S&P 500 is not unexpected as it is difficult to have full exposure 100% of the time, but given the rigid sell side discipline for long positions and rigid buy side discipline for short positions the Board concluded CIM has the potential to produce positive results to the Fund and its shareholders.

Fees & Expenses.  CIM proposed a management fee of 1.00% to sub-advise the Fund.  The Trustees viewed as favorable the fact that the Fund’s retail investors will gain access to a hedge fund strategy that CIM currently charges their clients a management fee of 1% plus a 20% performance fee with a 5.00% hurdle.  The Board concluded that the management fee is reasonable when considering the Fund will obtain access to a hedge fund type strategy and service for less than traditional hedge fund fees.

Economies of Scale.  Based on the anticipated size of the Fund, and the fact that only a portion of the Fund’s assets will be allocated to the Sub-Adviser, the Trustees concluded that meaningful economies of scale are not likely to be realized during the initial term of the agreement.  They further considered it may be difficult for a quality sub-adviser, utilizing a hedge fund strategy on a portion of the Fund, to consider breakpoints due to competitive considerations.  However, the Board was reminded that at a previous meeting the Adviser agreed that as the Fund grows, and if the sub-adviser or Adviser achieves economies of scale, the Adviser would be willing to evaluate the implementation of breakpoints.  The Trustees noted that it would be in the Adviser’s best interests to negotiate breakpoints with the Sub-Adviser if possible, because lower fees improve performance and assist in distribution.  The Board agreed it will monitor and address at the appropriate time, but determined that the matter was most appropriately left to negotiate with the Adviser.

Profitability.  The Board considered the anticipated profits to be realized by the Sub-Adviser in connection with its relationship with the Fund and whether the amount of profit is a fair entrepreneurial profit for its service to the Fund.  They discussed that the expected profits were relatively high as a percentage of revenue but relatively low in actual dollars.  The Trustees noted that because of the anticipated asset levels during the initial term of the agreement and the amount of assets that will likely be allocated to the Sub-Adviser, the Board was satisfied that the Sub-Adviser’s anticipated level of profitability from its relationship with the Fund not excessive.

Conclusion. Having requested and received such information from the Sub-Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of independent counsel, the Board concluded that the fee structure is reasonable and that approval of the Sub-Advisory Agreement with CIM is in the best interests of the Trust and the shareholders of Persimmon.

 Accordingly, the Board of Trustees of the Trust, including the Independent Trustees, unanimously recommends that shareholders of the Fund vote “FOR” approval of the CIM Sub-Advisory Agreement.

OTHER INFORMATION

OPERATION OF THE FUND

The Fund is a diversified series of the Northern Lights Fund Trust III, an open-end investment management company organized as a Delaware statutory trust and formed by an Agreement and Declaration of Trust on December 5, 2011, as amended on October 2, 2012.  The Trust’s principal executive offices are located at 17605 Wright Street, Omaha, NE 68130.  The Board of Trustees supervises the business activities of the Fund.  Like other mutual funds, the Fund retains various organizations to perform specialized services.  The Fund currently retains Persimmon as Fund manager and investment adviser and Caerus Global Investors, ISF Management, LLC, M.A. Weatherbie & Co., Inc., Sonica Capital, LLC and Turner Investments, LP as sub-advisers.  Northern Lights Distributors, LLC, located at 17605 Wright Street, Omaha, Nebraska 68130, serves as principal underwriter and distributor of the Fund.  Gemini Fund Services, LLC, provides the Fund with transfer agent, accounting, compliance, and administrative services.

THE PROXY

The Board of Trustees solicits proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Meeting.  A proxy for voting your shares at the Meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the meeting as specified. If no specification is made, the shares represented by a duly executed proxy will be voted: for approval of the proposed V2 Sub-Advisory Agreement; for approval of the proposed CIM Sub-Advisory Agreement; and at the discretion of the holders of the proxy, on any other matter that may come before the meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement.  You may revoke your proxy at any time before it is exercised by (1) submitting a duly executed proxy bearing a later date, (2) submitting a written notice to the President of the Trust revoking the proxy, or (3) attending and voting in person at the Meeting.

VOTING SECURITIES AND VOTING

As of the Record Date, there were 2,647,864.146 shares (250 Class A Shares and 2,647,614.14 Class C Shares) of beneficial interest of the Fund issued and outstanding.

All shareholders of record of the Fund on the Record Date are entitled to vote at the Meeting on Proposal 1 and Proposal 2.  Each shareholder is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Meeting.

An affirmative vote of the holders of a majority of the outstanding voting securities of the Fund is required for the approval of: (i) the proposed V2 Sub-Advisory Agreement; and (ii) the proposed CIM Sub-Advisory Agreement.  The 1940 Act defines a “majority of the outstanding voting securities” of a Fund as the affirmative vote of the lesser of (a) 67% or more of the voting securities of a fund present at the meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities of a fund..

Broker non-votes and abstentions will be considered present for purposes of determining the existence of a quorum and the number of shares of the Fund represented at the meeting, but they are not affirmative votes for any proposal.

SECURITY OWNERSHIP OF MANAGEMENT AND
CERTAIN BENEFICIAL OWNERS

To the best knowledge of the Trust, except as listed below, there were no Trustees or officers of the Trust or other shareholders who were the beneficial owners of more than 5% of the outstanding shares of the Fund on the Record Date. As of the Record Date, the Trust knows of no other person (including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) that beneficially owns more than 5% of the outstanding shares of the Fund.

The record owners of more than 5% of the outstanding shares of each share class of the Fund are listed in the following table.

Name and Address	Status of Holding	Number of Shares Owned	Percentage Held
Class A Shares Gregory S. Horn 82 Benn Oak Road Lower Gwynedd, PA 19422	Record	250	100%
Class I Shares Charles Schwab & Co Inc. 211 Main Street San Francisco, CA 94105	Record	1,582,151.5670	59.76%
William Paul Camusi P.O. Box 2052 Jersey City, NJ 07303	Record	399,713.4530	15.10%
Paul A Krupa P.O. Box 2052 Jersey City, NJ 0730	Record	405,373.5710	15.31%

Shareholders owning more than 25% of the shares of the Fund are considered to “control” the Fund, as that term is defined under the 1940 Act.  Persons controlling the Fund can determine the outcome of any proposal submitted to the shareholders for approval.  As a group, the Trustees and officers of the Trust owned less than 1% of the outstanding shares of the Fund as of the Record Date.  As a result, the Trustees and officers as a group are not deemed to control the Fund.

SHAREHOLDER PROPOSALS

The Trust has not received any shareholder proposals to be considered for presentation at the Meeting.  Under the proxy rules of the Securities & Exchange Commission, shareholder proposals may, under certain conditions, be included in the Trust’s Proxy Statement and proxy for a particular meeting.  Under these rules, proposals submitted for inclusion in the Trust’s proxy materials must be received by the Trust within a reasonable time before the solicitation is made.  The fact that the Trust receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion.  You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the 1940 Act, which must be met by convening such a shareholder meeting.  Any shareholder proposal should be sent to James P. Ash, Esq., Secretary, Northern Lights Fund Trust III, c/o Gemini Fund Services, LLC, 80 Arkay Drive., Hauppauge, NY 11788.

COST OF SOLICITATION

The Board of Trustees of the Trust is making this solicitation of proxies.  The Trust has engaged AST Fund Solutions, LLC, a proxy solicitation firm, to assist in the solicitation.  The estimated fees anticipated to be paid to AST Fund Solutions, LLC are approximately $3,350.  The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting and proxy and any additional materials relating to the Meeting and the cost of soliciting proxies will be borne by Persimmon.  In addition to solicitation by mail, the Trust will request banks, brokers and other custodial nominees and fiduciaries, to supply proxy materials to the respective beneficial owners of shares of the Fund of whom they have knowledge, and Persimmon will reimburse them for their expenses in so doing.  Certain officers, employees and agents of the Trust and Persimmon may solicit proxies in person or by telephone, facsimile transmission, or mail, for which they will not receive any special compensation.

OTHER MATTERS

The Trust’s Board of Trustees knows of no other matters to be presented at the Meeting other than as set forth above.  If any other matters properly come before the meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

PROXY DELIVERY

If you and another shareholder share the same address, the Trust may only send one Proxy Statement unless you or the other shareholder(s) request otherwise.  Call or write to the Trust if you wish to receive a separate copy of the Proxy Statement, and the Trust will promptly mail a copy to you.  You may also call or write to the Trust if you wish to receive a separate proxy in the future or if you are receiving multiple copies now and wish to receive a single copy in the future.  For such requests, call the Trust at (631) 470-2600, or write the Trust at 17605 Wright Street, Omaha, NE 68130.

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Important Notice Regarding the Availability of Proxy materials for the Shareholder Meeting to be Held on October 25, 2013

A copy of the Notice of Shareholder Meeting, the Proxy Statement (including copies of the proposed management agreement), and Proxy Card are available at www.persimmonfunds.com.

BY ORDER OF THE BOARD OF TRUSTEES

James P. Ash, Esq., Secretary

Dated October 7, 2013

PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED REPLY ENVELOPE OR CALL THE NUMBER LISTED ON YOUR PROXY CARD.

Appendix A

SUBADVISORY AGREEMENT

THIS AGREEMENT (“Agreement”) is made and entered into as of August 22, 2013, by and between PERSIMMON CAPITAL MANAGEMENT, LP , (the “Adviser”), a Delaware limited partnership registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) located at 1777 Sentry Parkway West, Gwynedd Hall, Suite 102 , Blue Bell, Pennsylvania 19422 , and V2 CAPITAL, LLC a limited liability company organized under the laws of Delaware (the “Subadviser”) and also registered under the Advisers Act, with respect to each Fund listed on Schedule A hereto (each a “Fund”), a series of the NORTHERN LIGHTS FUND TRUST III, a Delaware statutory trust (the “Trust”).

WITNESSETH:

WHEREAS, the Trust is registered with the U.S. Securities and Exchange Commission (the “SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Adviser has, pursuant to an Investment Advisory Agreement with the Trust dated as of November 29, 2012, as amended (the “Advisory Agreement”), been retained to act as investment adviser for each Fund;

WHEREAS, the Adviser represents that the Advisory Agreement permits the Adviser to delegate certain of its duties under the Advisory Agreement to other investment advisers, subject to the requirements of the 1940 Act; and

WHEREAS, the Adviser desires to retain Subadviser to assist it in the provision of a continuous investment program for that portion of each Fund’s assets that the Adviser will assign to the Subadviser, and Subadviser is willing to render such services subject to the terms and conditions set forth in this Agreement,

NOW, THEREFORE, the parties do mutually agree and promise as follows with respect to each Fund:

Appointment as Subadviser.  In accordance with the Advisory Agreement, the Adviser hereby appoints the Subadviser to act as subadviser with respect to the Fund for the period and on the terms set forth in this Agreement. The Subadviser accepts such appointment and agrees to render or cause to be rendered the services set forth for the compensation herein specified. It is recognized that the Subadviser and certain of its affiliates may act as investment adviser to one or more other investment companies and other managed accounts and that the Adviser and the Trust do not object to such activities.

Duties of Subadviser.

(a)

Subject to the supervision of the Board of Trustees (the “Board”) and the Adviser, the Subadviser shall regularly provide the Fund, with respect to such portion of the Fund’s assets as shall be allocated to the Subadviser by the Adviser from time to time (the “Allocated Assets”), with investment research, advice, management and supervision and shall furnish a continuous investment program for the Allocated Assets consistent with the Fund’s investment objectives, policies and restrictions, as stated in the Fund’s current Prospectus and Statement of Additional Information (“SAI”), and subject to such other restrictions and limitations as directed by the officers of the Adviser or the Trust by notice in writing to the Subadviser. The Adviser will provide the Subadviser with reasonable advance notice of any change in a Fund’s investment objectives, policies and restrictions as stated in the Prospectus and SAI, and the Subadviser shall, in the performance of its duties and obligations under this Agreement, manage the Subadviser Assets consistent with such changes, provided that the Subadviser has received prompt notice of the effectiveness of such changes from the Trust or the Adviser. The Subadviser shall, with respect to the Allocated Assets, determine from time to time what securities and other investments and instruments will be purchased, retained, sold or exchanged by the Fund and what portion of the Allocated Assets will be held in the various securities and other investments in which the Fund invests, and shall implement those decisions, all subject to the provisions of the Trust’s Declaration of Trust and By-Laws (collectively, the “Governing Documents”), the 1940 Act and the applicable rules and regulations promulgated thereunder by the Securities and Exchange Commission (the “SEC”), interpretive guidance issued thereunder by the SEC staff and any other applicable federal and state law, as well as the investment objectives, policies and restrictions of the Fund referred to above, any written instructions and directions of the Board or the Adviser provided to the Subadviser from time to time, and any other specific policies adopted by the Board and disclosed to the Subadviser. The Subadviser’s responsibility for providing investment research, advice, management and supervision to the Fund is limited to that discrete portion of the Fund represented by the Allocated Assets and the Subadviser is prohibited from directly or indirectly consulting with any other subadviser for a portion of the Fund’s assets concerning Fund transactions in securities or other assets. The Subadviser is authorized as the agent of the Trust to give instructions with respect to the Allocated Assets to the custodian of the Fund as to deliveries of securities and other investments and payments of cash for the account of the Fund. Subject to applicable provisions of the 1940 Act, the investment program to be provided hereunder may entail the investment of all or substantially all of the assets of the Fund in one or more investment companies.

(b)

The Subadviser will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) to the Fund and/or the other accounts over which the Subadviser or its affiliates exercise investment discretion. The Subadviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Subadviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Board may adopt policies and procedures that modify and restrict the Subadviser’s authority regarding the execution of the Fund’s portfolio transactions provided herein.

(c)

Pursuant to the Advisory Agreement, the Fund authorizes any entity or person associated with the Subadviser that is a member of a national securities exchange, to effect any transaction on the exchange for the account of the Trust which is permitted by Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T) thereunder, and the Trust hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv) provided the transaction complies with the Trust’s Rule 17e-1 policies and procedures.

(d)

 Unless the Adviser advises the Subadviser in writing that the right to vote proxies has been expressly reserved to the Adviser or the Trust or otherwise delegated to another party, the Subadviser shall exercise voting rights incident to any security purchased with, or comprising a portion of, the Allocated Assets, in accordance with the Subadviser’s proxy voting policies and procedures without consultation with the Adviser or the Fund. The Subadviser agrees to furnish a copy of its proxy voting policies and procedures, and any amendments thereto, to the Adviser. The Subadviser also agrees to provide information to the Adviser or the Trust regarding proxies voted with respect to the Allocated Assets pursuant this section at such times and in a format requested by the Adviser or the Trust.

(e)

The Subadviser will monitor the security valuations of the Allocated Assets. If the Subadviser believes that the Fund’s carrying value for a security does not fairly represent the price that could be obtained for the security in a current market transaction, the Subadviser will notify the Adviser promptly. In addition, the Subadviser will be available to consult with the Adviser in the event of a pricing problem and to participate in the Trust’s valuation meetings.

Books and Records.  The Subadviser shall maintain separate detailed records as are required by applicable laws and regulations of all matters hereunder pertaining to the Allocated Assets (the “Fund’s Records”), including, without limitation, brokerage and other records of all securities transactions.  The Subadviser acknowledges that each Fund’s Records are property of the Trust; except to the extent that the Subadviser is required to maintain the Fund’s Records under the Advisers Act or other applicable law and except that the Subadviser, at its own expense, is entitled to make and keep a copy of the Fund’s Records for its internal files.  Each Fund’s Records shall be available to the Adviser or the Trust at any time upon reasonable request during normal business hours and shall be available for telecopying promptly to the Adviser during any day that the Fund is open for business as set forth in the Prospectus.

Independent Contractor.  In the performance of its services hereunder, the Subadviser is and shall be an independent contractor and unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent a Fund, the Trust or the Adviser in any way or otherwise be deemed an agent of a Fund, the Trust or the Adviser.

Expenses.  During the term of this Agreement, Subadviser will pay all expenses incurred by it in connection with its activities under this Agreement.  The Subadviser shall, at its sole expense, employ or associate itself with such persons as it believes to be particularly fitted to assist it in the execution of its duties under this Agreement.  The Subadviser shall not be responsible for the Trust’s, the Funds’ or Adviser’s expenses, which shall include, but not be limited to, the cost of securities, commodities and other investments (including brokerage commissions and other transaction charges, if any) purchased for a Fund and any losses incurred in connection therewith, expenses of holding or carrying Allocated Assets, including, without limitation, expenses of dividends on stock borrowed to cover a short sale and interest, fees or other charges incurred in connection with leverage and related borrowings with respect to the Allocated Assets, organizational and offering expenses (which include, but are not limited to, out-of-pocket expenses, but not overhead or employee costs of the Subadviser); expenses for legal, accounting and auditing services; taxes and governmental fees; dues and expenses incurred in connection with membership in investment company organizations; costs of printing and distributing shareholder reports, proxy materials, prospectuses, stock certificates and distribution of dividends; charges of the Funds’ custodians and sub-custodians, administrators and sub-administrators, registrars, transfer agents, dividend disbursing agents and dividend reinvestment plan agents; payment for portfolio pricing services to a pricing agent, if any; registration and filing fees of the SEC; expenses of registering or qualifying securities of each Fund for sale in the various states; freight and other charges in connection with the shipment of each Fund’s portfolio securities; fees and expenses of non-interested Trustees; salaries of shareholder relations personnel; costs of shareholders meetings; insurance; interest; brokerage costs; and litigation and other extraordinary or non-recurring expenses.  The Trust or the Adviser, as the case may be, shall reimburse the Subadviser for any expenses of a Fund or the Adviser as may be reasonably incurred by such Subadviser on behalf of a Fund or the Adviser.  The Subadviser shall keep and supply to the Trust and the Adviser reasonable records of all such expenses.

Investment Analysis and Commentary.  The Subadviser will provide quarterly performance analysis and market commentary (the “Investment Report”) during the term of this Agreement to the Trust and the Adviser.  The Investment Reports are due within 10 days after the end of each quarter.  In addition, interim Investment Reports shall be issued at such times as may be mutually agreed upon by the Adviser and Subadviser; provided however, that any such interim Investment Report will be due within 10 days of the end of the month in which such agreement is reached between the Adviser and Subadviser.  The subject of each Investment Report shall be mutually agreed upon.  The Adviser is freely able to publicly distribute the Investment Report.  In addition, the Subadviser shall prepare and furnish to the Trust and the Adviser such reports, statistical data and other information in such form and at such intervals as the Trust may reasonably request.

Code of Ethics. The Subadviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Act and will provide the Trust and the Adviser with a copy of the code and evidence of its adoption.  The Subadviser will provide to the Board of Trustees of the Trust at least annually a written report that describes any issues arising under the code of ethics since the last report to the Board of Trustees, including, but not limited to, information about material violations of the code and sanctions imposed in response to the material violations; and which certifies that the Subadviser has adopted procedures reasonably necessary to prevent “access persons” (as that term is defined in Rule 17j-1) from violating the code.

Compensation.  As compensation for the services performed by the Subadviser, the Adviser shall pay the Subadviser out of the advisory fee it receives with respect to the Fund, and only to the extent thereof, as promptly as possible after the last day of each month, a fee, computed daily and paid monthly at an annual rate set forth opposite the Fund’s name on Schedule A hereto. If this Agreement is terminated as of any date not the last day of a month, such fee shall be paid as promptly as possible after such date of termination, shall be based on the average daily net assets of the Fund or, if less, the portion thereof comprising the Allocated Assets, in that period from the beginning of such month to such date of termination, and shall be that proportion of such average daily net assets as the number of business days in such period bears to the number of business days in such month. The average daily net assets of the Fund, or portion thereof comprising the Allocated Assets, shall in all cases be based only on business days and be computed as of the time of the regular close of business of the New York Stock Exchange, or such other time as stated in the Fund’s then-current Prospectus or as may be determined by the Board.

Representations and Warranties of Subadviser.  The Subadviser represents and warrants to the Adviser and the Trust as follows:

(a)

The Subadviser is registered as an investment adviser under the Advisers Act;

(b) The Subadviser is a limited liability company duly organized and properly registered and operating under the laws of the State of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted and as proposed to be conducted hereunder;

(c) The execution, delivery and performance by the Subadviser of this Agreement are within the Subadviser’s powers and have been duly authorized by all necessary actions of its directors or shareholders, and no action by, or in respect of, or filing with, any governmental body, agency or official is required on the part of the Subadviser for execution, delivery and performance by the Subadviser of this Agreement, and the execution, delivery and performance by the Subadviser of this Agreement do not contravene or constitute a violation of, or a material default under, (i) any provision of applicable law, rule or regulation, (ii) the Subadviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Subadviser; and

(d) The Form ADV of the Subadviser provided to the Adviser and the Trust is a true and complete copy of the form, including that part or parts of the Form ADV filed with the SEC, that part or parts maintained in the records of the Subadviser, and/or that part or parts provided or offered to clients, in each case as required under the Advisers Act and rules thereunder, and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

Representations and Warranties of Adviser.  The Adviser represents and warrants to the Subadviser as follows:

(a)

The Adviser is registered as an investment adviser under the Advisers Act;

(b)

The Adviser is a limited partnership duly organized and validly existing under the laws of the State of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted and as proposed to be conducted hereunder;

(c)

The execution, delivery and performance by the Adviser of this Agreement are within the Adviser’s powers and have been duly authorized by all necessary action on the part of its directors or shareholders, and no action by, or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance by the Adviser of this Agreement, and the execution, delivery and performance by the Adviser of this Agreement do not contravene or constitute a violation of, or a material default under, (i) any provision of applicable law, rule or regulation, (ii) the Adviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Adviser;

(d)

The Form ADV of the Adviser provided to the Subadviser and the Trust is a true and complete copy of the form, including that part or parts of the Form ADV filed with the SEC, that part or parts maintained in the records of the Adviser, and/or that part or parts provided or offered to clients, in each case as required under the Advisers Act and rules thereunder, and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

(e)

The Adviser acknowledges that it received a copy of the Subadviser’s Form ADV prior to the execution of this Agreement; and

(f)

The Adviser and the Trust have duly entered into the Advisory Agreement pursuant to which the Trust authorized the Adviser to delegate certain of its duties under the Advisory Agreement to other investment advisers, including, without limitation, the appointment of a subadviser with respect to assets of the Fund and the Adviser’s entering into and performing this Agreement.

Survival of Representations and Warranties; Duty to Update Information.  All representations and warranties made by the Subadviser and the Adviser pursuant to the recitals above and Sections 8 and 9, respectively, shall survive for the duration of this Agreement and the parties hereto shall promptly notify each other in writing upon becoming aware that any of the foregoing representations and warranties are no longer true or accurate in all material effects.

Liability and Indemnification.

(a)

Liability.  The Subadviser shall exercise its best judgment in rendering its services in accordance with the terms of this Agreement, but otherwise, in the absence of willful misfeasance, bad faith or gross negligence on the part of the Subadviser or a reckless disregard of its duties hereunder, the Subadviser, each of its affiliates and all respective partners, officers, directors and employees (“Affiliates”) and each person, if any, who within the meaning of the Securities Act controls the Subadviser (“Controlling Persons”), if any, shall not be subject to any expenses or liability to the Adviser, the Trust or a Fund or any of the Fund’s shareholders, in connection with the matters to which this Agreement relates, including without limitation for any losses that may be sustained in the purchase, holding or sale of Allocated Assets.  The Adviser shall exercise its best judgment in rendering its obligations in accordance with the terms of this Agreement, but otherwise (except as set forth in Section 12(c) below), in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser or a reckless disregard of its duties hereunder, the Adviser, any of its Affiliates and each of the Adviser’s Controlling Persons, if any, shall not be subject to any liability to the Subadviser, for any act or omission in the case of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of Allocated Assets.  Notwithstanding the foregoing, nothing herein shall relieve the Adviser and the Subadviser from any of their obligations under applicable law, including, without limitation, the federal and state securities laws. The federal securities laws impose liabilities under certain circumstances on persons who act in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of such rights which the Trust or the Fund may have under federal securities laws.

(b)

Indemnification.  The Subadviser shall indemnify the Adviser, the Trust and each Fund, and their respective Affiliates and Controlling Persons for any liability and expenses, including without limitation reasonable attorneys’ fees and expenses, which the Adviser, the Trust and/or the Fund and their respective Affiliates and Controlling Persons may sustain as a result of the Subadviser’s willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the federal and state securities laws.  Unless otherwise obligated under applicable law, the Subadviser shall not be liable for indirect, punitive, special or consequential damages arising out of this Agreement.

The Adviser shall indemnify the Subadviser, its Affiliates and its Controlling Persons, for any liability and expenses, including without limitation reasonable attorneys’ fees and expenses, which may be sustained as a result of the Adviser’s willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the federal and state securities laws.

(c)

 The Subadviser shall not be liable to the Adviser for acts of the Subadviser that result from acts of the Adviser, including, but not limited to, a failure of the Adviser to provide accurate and current information with respect to any records maintained by the Adviser, which records are not also maintained by or otherwise available to the Subadviser upon reasonable request.

Duration and Termination.

(a)

Duration.  With respect to each Fund, the term of this Agreement shall begin as of the date and year upon which the Fund commences investment operations, and unless sooner terminated as hereinafter provided, this Agreement shall remain in effect for a period of two years. Thereafter, this Agreement shall continue in effect with respect to each Fund from year to year, subject to the termination provisions and all other terms and conditions hereof; PROVIDED, such continuance with respect to a Fund is approved at least annually by vote of the holders of a majority of the outstanding voting securities of the Fund or by the Trustees of the Trust; PROVIDED, that in either event such continuance is also approved annually by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto. The Subadviser shall furnish to the Trust or to the Adviser, promptly upon its request, such information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal or amendment thereof.

(b)

Termination.  Notwithstanding whatever may be provided herein to the contrary, this Agreement may be terminated at any time with respect to one or more Funds, without payment of any penalty:

(i)

By vote of the Trust’s Board of Trustees, including the vote or written consent of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto, or by “vote of a majority of the outstanding voting securities” of the Fund (as defined in the 1940 Act), or by the Adviser, in each case, upon not more than 60 days’ written notice to the Subadviser;

(ii)

By any party hereto upon written notice to the other party in the event of a breach of any provision of this Agreement by the other party if the breach is not cured within 15 days of notice of the breach; or

(iii)

By the Subadviser upon 60 days’ written notice to the Adviser and the Trust.

(c)

This Agreement shall not be assigned (as such term is defined in the 1940 Act) and shall terminate automatically in the event of its assignment or upon the termination of the Advisory Agreement.

Duties of the Adviser.  The Adviser shall continue to have responsibility for all services to be provided to the Fund pursuant to the Advisory Agreement and shall oversee and review the Subadviser’s performance of its duties under this Agreement.  Nothing contained in this Agreement shall obligate the Adviser to provide any funding or other support for the purpose of directly or indirectly promoting investments in a Fund.

Reference to Adviser and Subadviser.

(a)

The Subadviser grants, subject to the conditions below, the Adviser non-exclusive rights to use, display and promote trademarks of the Subadviser in conjunction with any activity associated with the Funds.  In addition, the Adviser may promote the identity of and services provided by the Subadviser to the Adviser, which references shall not differ in substance from those included in the Prospectus, SAI and this Agreement, in any advertising or promotional materials.  The Adviser shall protect the goodwill and reputation of the Subadviser in connection with marketing and promotion of the Funds.  The Adviser shall submit to the Subadviser for its review and approval all such public informational materials relating to the Funds that refer to any recognizable variant or any registered mark or logo or other proprietary designation of the Subadviser.  Approval shall not be unreasonably withheld by the Subadviser and notice of approval or disapproval will be provided promptly and in any event within three (3) business days.  Subsequent advertising or promotional materials having substantially the same form as previously approved by the Subadviser may be used by the Adviser without obtaining the Subadviser’s consent unless such consent is withdrawn in writing by the Subadviser.

(b)

Neither the Subadviser nor any Affiliate or agent of Subadviser shall make reference to or use the name of the Adviser or any of its Affiliates, or any of their clients, except references concerning the identity of and services provided by the Adviser to the Funds or by the Subadviser to the Fund or Adviser, which references shall not differ in substance from those included in the Prospectus, SAI and this Agreement, in any advertising or promotional materials without the prior approval of Adviser, which approval shall not be unreasonably withheld or delayed and notice of approval or disapproval will be provided promptly and in any event within three (3) business days.  The Subadviser hereby agrees to make all reasonable efforts to cause any Affiliate of the Subadviser to satisfy the foregoing obligation.

Amendment.  This Agreement may be amended by mutual consent of the parties, provided that the terms of any material amendment shall be approved by: (a) the Trust’s Board of Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as required by the 1940 Act), and (b) the vote of a majority of those Trustees of the Trust who are not “interested persons” of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

Confidentiality.  Subject to the duties of the Adviser, the Trust and the Subadviser to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential and shall not disclose any and all information pertaining to the Funds and the actions of the Subadviser, the Adviser and the Funds in respect thereof; except to the extent:

(a)

 Authorized.  The Adviser or the Trust has authorized such disclosure;

(b)

 Court or Regulatory Authority.  Disclosure of such information is expressly required or requested by a court or other tribunal of competent jurisdiction or applicable federal or state regulatory authorities;

(c)

 Publicly Known Without Breach.  Such information becomes known to the general public without a breach of this Agreement or a similar confidential disclosure agreement regarding such information;

(d)

 Already Known.  Such information already was known by the party prior to the date hereof;

(e)

 Received From Third Party.  Such information was or is hereafter rightfully received by the party from a third party (expressly excluding the Funds’ custodian, prime broker and administrator) without restriction on its disclosure and without breach of this Agreement or of a similar confidential disclosure agreement regarding them; or

(f)

 Independently Developed.  The party independently developed such information.

In addition, the Subadviser and its officers, directors and employees are prohibited from receiving compensation or other consideration, for themselves or on behalf of a Fund, as a result of disclosing a Fund’s portfolio holdings.  The Subadviser agrees, consistent with its Code of Ethics, it nor its officers, directors or employees may engage in personal securities transactions based on non-public information about a Fund’s portfolio holdings.

Notice.  Any notice that is required to be given by the parties to each other under the terms of this Agreement shall be in writing, delivered, or mailed postpaid to the other parties, or transmitted by facsimile with acknowledgment of receipt, to the parties at the following addresses or facsimile numbers, which may from time to time be changed by the parties by notice to the other party:

(a) If to the Subadviser: Name: Kevin G. Cox Title: Address: 2700 Patriot Blvd., Suite 140 Glenview, IL 60026 Phone: 847-201-3627 Fax: Email: kcox@v2capital.com

(b)

If to the Adviser:

Name: Gregory S. Horn

Title: President and Managing Partner

Address: 1777 Sentry Parkway West,

                Gwynedd Hall, Suite 102,

                Blue Bell, PA 19422

Phone: (484) 572-0500

Fax:

Email: ghorn@persimmoncapital.com

Jurisdiction.  This Agreement shall be governed by and construed in accordance with the substantive laws of the State of New York without reference to choice of law principles thereof and in accordance with the 1940 Act.  In the case of any conflict, the 1940 Act shall control.

Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, all of which shall together constitute one and the same instrument.

Certain Definitions.  For the purposes of this Agreement and except as otherwise provided herein, “interested person,” “affiliated person,” and “assignment” shall have their respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the SEC.

Captions.  The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

Severability.  If any provision of this Agreement shall be held or made invalid by a court decision or applicable law, the remainder of the Agreement shall not be affected adversely and shall remain in full force and effect.

Entire Agreement.  This Agreement, together with all exhibits, attachments and appendices, contains the entire understanding and agreement of the parties with respect to the subject matter hereof.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first written above.

ADVISER PERSIMMON CAPITAL MANAGEMENT, LP By: _____________________________ Name: Gregory S. Horn Title: President & Managing Partner	SUBADVISER V2 CAPITAL, LLC By: _____________________________ Name: Title:

SUB-ADVISORY AGREEMENT

between PERSIMMON CAPITAL MANAGEMENT, LP (the “Adviser”),

and V2 CAPITAL, LLC (“Subadviser”)

EXHIBIT A

FUNDS OF THE TRUST

NAME OF FUND	ANNUAL SUB-ADVISORY FEE AS A % OF AVERAGE NET ASSETS OF THE FUND
Persimmon Long/Short Fund	1.00%

Appendix B

SUBADVISORY AGREEMENT

THIS AGREEMENT (“Agreement”) is made and entered into as of August 22, 2013, by and between PERSIMMON CAPITAL MANAGEMENT, LP , (the “Adviser”), a Delaware limited partnership registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) located at 1777 Sentry Parkway West, Gwynedd Hall, Suite 102 , Blue Bell, Pennsylvania 19422 , and CONTRAVISORY INVESTMENT MANAGEMENT, INC. a corporation organized under the laws of Massachusetts (the “Subadviser”) and also registered under the Advisers Act, with respect to each Fund listed on Schedule A hereto (each a “Fund”), a series of the NORTHERN LIGHTS FUND TRUST III, a Delaware statutory trust (the “Trust”).

WITNESSETH:

WHEREAS, the Trust is registered with the U.S. Securities and Exchange Commission (the “SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Adviser has, pursuant to an Investment Advisory Agreement with the Trust dated as of November 29, 2012, as amended (the “Advisory Agreement”), been retained to act as investment adviser for each Fund;

WHEREAS, the Adviser represents that the Advisory Agreement permits the Adviser to delegate certain of its duties under the Advisory Agreement to other investment advisers, subject to the requirements of the 1940 Act; and

WHEREAS, the Adviser desires to retain Subadviser to assist it in the provision of a continuous investment program for that portion of each Fund’s assets that the Adviser will assign to the Subadviser, and Subadviser is willing to render such services subject to the terms and conditions set forth in this Agreement,

NOW, THEREFORE, the parties do mutually agree and promise as follows with respect to each Fund:

Appointment as Subadviser.  In accordance with the Advisory Agreement, the Adviser hereby appoints the Subadviser to act as subadviser with respect to the Fund for the period and on the terms set forth in this Agreement. The Subadviser accepts such appointment and agrees to render or cause to be rendered the services set forth for the compensation herein specified. It is recognized that the Subadviser and certain of its affiliates may act as investment adviser to one or more other investment companies and other managed accounts and that the Adviser and the Trust do not object to such activities.

Duties of Subadviser.

(a)

Subject to the supervision of the Board of Trustees (the “Board”) and the Adviser, the Subadviser shall regularly provide the Fund, with respect to such portion of the Fund’s assets as shall be allocated to the Subadviser by the Adviser from time to time (the “Allocated Assets”), with investment research, advice, management and supervision and shall furnish a continuous investment program for the Allocated Assets consistent with the Fund’s investment objectives, policies and restrictions, as stated in the Fund’s current Prospectus and Statement of Additional Information (“SAI”), and subject to such other restrictions and limitations as directed by the officers of the Adviser or the Trust by notice in writing to the Subadviser. The Adviser will provide the Subadviser with reasonable advance notice of any change in a Fund’s investment objectives, policies and restrictions as stated in the Prospectus and SAI, and the Subadviser shall, in the performance of its duties and obligations under this Agreement, manage the Subadviser Assets consistent with such changes, provided that the Subadviser has received prompt notice of the effectiveness of such changes from the Trust or the Adviser. The Subadviser shall, with respect to the Allocated Assets, determine from time to time what securities and other investments and instruments will be purchased, retained, sold or exchanged by the Fund and what portion of the Allocated Assets will be held in the various securities and other investments in which the Fund invests, and shall implement those decisions, all subject to the provisions of the Trust’s Declaration of Trust and By-Laws (collectively, the “Governing Documents”), the 1940 Act and the applicable rules and regulations promulgated thereunder by the Securities and Exchange Commission (the “SEC”), interpretive guidance issued thereunder by the SEC staff and any other applicable federal and state law, as well as the investment objectives, policies and restrictions of the Fund referred to above, any written instructions and directions of the Board or the Adviser provided to the Subadviser from time to time, and any other specific policies adopted by the Board and disclosed to the Subadviser. The Subadviser’s responsibility for providing investment research, advice, management and supervision to the Fund is limited to that discrete portion of the Fund represented by the Allocated Assets and the Subadviser is prohibited from directly or indirectly consulting with any other subadviser for a portion of the Fund’s assets concerning Fund transactions in securities or other assets. The Subadviser is authorized as the agent of the Trust to give instructions with respect to the Allocated Assets to the custodian of the Fund as to deliveries of securities and other investments and payments of cash for the account of the Fund. Subject to applicable provisions of the 1940 Act, the investment program to be provided hereunder may entail the investment of all or substantially all of the assets of the Fund in one or more investment companies.

(b)

The Subadviser will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) to the Fund and/or the other accounts over which the Subadviser or its affiliates exercise investment discretion. The Subadviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Subadviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Board may adopt policies and procedures that modify and restrict the Subadviser’s authority regarding the execution of the Fund’s portfolio transactions provided herein.

(c)

Pursuant to the Advisory Agreement, the Fund authorizes any entity or person associated with the Subadviser that is a member of a national securities exchange, to effect any transaction on the exchange for the account of the Trust which is permitted by Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T) thereunder, and the Trust hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv) provided the transaction complies with the Trust’s Rule 17e-1 policies and procedures.

(d)

 Unless the Adviser advises the Subadviser in writing that the right to vote proxies has been expressly reserved to the Adviser or the Trust or otherwise delegated to another party, the Subadviser shall exercise voting rights incident to any security purchased with, or comprising a portion of, the Allocated Assets, in accordance with the Subadviser’s proxy voting policies and procedures without consultation with the Adviser or the Fund. The Subadviser agrees to furnish a copy of its proxy voting policies and procedures, and any amendments thereto, to the Adviser. The Subadviser also agrees to provide information to the Adviser or the Trust regarding proxies voted with respect to the Allocated Assets pursuant this section at such times and in a format requested by the Adviser or the Trust.

(e)

The Subadviser will monitor the security valuations of the Allocated Assets. If the Subadviser believes that the Fund’s carrying value for a security does not fairly represent the price that could be obtained for the security in a current market transaction, the Subadviser will notify the Adviser promptly. In addition, the Subadviser will be available to consult with the Adviser in the event of a pricing problem and to participate in the Trust’s valuation meetings.

Books and Records.  The Subadviser shall maintain separate detailed records as are required by applicable laws and regulations of all matters hereunder pertaining to the Allocated Assets (the “Fund’s Records”), including, without limitation, brokerage and other records of all securities transactions.  The Subadviser acknowledges that each Fund’s Records are property of the Trust; except to the extent that the Subadviser is required to maintain the Fund’s Records under the Advisers Act or other applicable law and except that the Subadviser, at its own expense, is entitled to make and keep a copy of the Fund’s Records for its internal files.  Each Fund’s Records shall be available to the Adviser or the Trust at any time upon reasonable request during normal business hours and shall be available for telecopying promptly to the Adviser during any day that the Fund is open for business as set forth in the Prospectus.

Independent Contractor.  In the performance of its services hereunder, the Subadviser is and shall be an independent contractor and unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent a Fund, the Trust or the Adviser in any way or otherwise be deemed an agent of a Fund, the Trust or the Adviser.

Expenses.  During the term of this Agreement, Subadviser will pay all expenses incurred by it in connection with its activities under this Agreement.  The Subadviser shall, at its sole expense, employ or associate itself with such persons as it believes to be particularly fitted to assist it in the execution of its duties under this Agreement.  The Subadviser shall not be responsible for the Trust’s, the Funds’ or Adviser’s expenses, which shall include, but not be limited to, the cost of securities, commodities and other investments (including brokerage commissions and other transaction charges, if any) purchased for a Fund and any losses incurred in connection therewith, expenses of holding or carrying Allocated Assets, including, without limitation, expenses of dividends on stock borrowed to cover a short sale and interest, fees or other charges incurred in connection with leverage and related borrowings with respect to the Allocated Assets, organizational and offering expenses (which include, but are not limited to, out-of-pocket expenses, but not overhead or employee costs of the Subadviser); expenses for legal, accounting and auditing services; taxes and governmental fees; dues and expenses incurred in connection with membership in investment company organizations; costs of printing and distributing shareholder reports, proxy materials, prospectuses, stock certificates and distribution of dividends; charges of the Funds’ custodians and sub-custodians, administrators and sub-administrators, registrars, transfer agents, dividend disbursing agents and dividend reinvestment plan agents; payment for portfolio pricing services to a pricing agent, if any; registration and filing fees of the SEC; expenses of registering or qualifying securities of each Fund for sale in the various states; freight and other charges in connection with the shipment of each Fund’s portfolio securities; fees and expenses of non-interested Trustees; salaries of shareholder relations personnel; costs of shareholders meetings; insurance; interest; brokerage costs; and litigation and other extraordinary or non-recurring expenses.  The Trust or the Adviser, as the case may be, shall reimburse the Subadviser for any expenses of a Fund or the Adviser as may be reasonably incurred by such Subadviser on behalf of a Fund or the Adviser.  The Subadviser shall keep and supply to the Trust and the Adviser reasonable records of all such expenses.

Investment Analysis and Commentary.  The Subadviser will provide quarterly performance analysis and market commentary (the “Investment Report”) during the term of this Agreement to the Trust and the Adviser.  The Investment Reports are due within 10 days after the end of each quarter.  In addition, interim Investment Reports shall be issued at such times as may be mutually agreed upon by the Adviser and Subadviser; provided however, that any such interim Investment Report will be due within 10 days of the end of the month in which such agreement is reached between the Adviser and Subadviser.  The subject of each Investment Report shall be mutually agreed upon.  The Adviser is freely able to publicly distribute the Investment Report.  In addition, the Subadviser shall prepare and furnish to the Trust and the Adviser such reports, statistical data and other information in such form and at such intervals as the Trust may reasonably request.

Code of Ethics. The Subadviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Act and will provide the Trust and the Adviser with a copy of the code and evidence of its adoption.  The Subadviser will provide to the Board of Trustees of the Trust at least annually a written report that describes any issues arising under the code of ethics since the last report to the Board of Trustees, including, but not limited to, information about material violations of the code and sanctions imposed in response to the material violations; and which certifies that the Subadviser has adopted procedures reasonably necessary to prevent “access persons” (as that term is defined in Rule 17j-1) from violating the code.

Compensation.  As compensation for the services performed by the Subadviser, the Adviser shall pay the Subadviser out of the advisory fee it receives with respect to the Fund, and only to the extent thereof, as promptly as possible after the last day of each month, a fee, computed daily and paid monthly at an annual rate set forth opposite the Fund’s name on Schedule A hereto. If this Agreement is terminated as of any date not the last day of a month, such fee shall be paid as promptly as possible after such date of termination, shall be based on the average daily net assets of the Fund or, if less, the portion thereof comprising the Allocated Assets, in that period from the beginning of such month to such date of termination, and shall be that proportion of such average daily net assets as the number of business days in such period bears to the number of business days in such month. The average daily net assets of the Fund, or portion thereof comprising the Allocated Assets, shall in all cases be based only on business days and be computed as of the time of the regular close of business of the New York Stock Exchange, or such other time as stated in the Fund’s then-current Prospectus or as may be determined by the Board.

Representations and Warranties of Subadviser.  The Subadviser represents and warrants to the Adviser and the Trust as follows:

(a)

The Subadviser is registered as an investment adviser under the Advisers Act;

(b) The Subadviser is a limited liability company duly organized and properly registered and operating under the laws of the State of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted and as proposed to be conducted hereunder;

(c) The execution, delivery and performance by the Subadviser of this Agreement are within the Subadviser’s powers and have been duly authorized by all necessary actions of its directors or shareholders, and no action by, or in respect of, or filing with, any governmental body, agency or official is required on the part of the Subadviser for execution, delivery and performance by the Subadviser of this Agreement, and the execution, delivery and performance by the Subadviser of this Agreement do not contravene or constitute a violation of, or a material default under, (i) any provision of applicable law, rule or regulation, (ii) the Subadviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Subadviser; and

(d) The Form ADV of the Subadviser provided to the Adviser and the Trust is a true and complete copy of the form, including that part or parts of the Form ADV filed with the SEC, that part or parts maintained in the records of the Subadviser, and/or that part or parts provided or offered to clients, in each case as required under the Advisers Act and rules thereunder, and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

Representations and Warranties of Adviser.  The Adviser represents and warrants to the Subadviser as follows:

(a)

The Adviser is registered as an investment adviser under the Advisers Act;

(b)

The Adviser is a limited partnership duly organized and validly existing under the laws of the State of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted and as proposed to be conducted hereunder;

(c)

The execution, delivery and performance by the Adviser of this Agreement are within the Adviser’s powers and have been duly authorized by all necessary action on the part of its directors or shareholders, and no action by, or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance by the Adviser of this Agreement, and the execution, delivery and performance by the Adviser of this Agreement do not contravene or constitute a violation of, or a material default under, (i) any provision of applicable law, rule or regulation, (ii) the Adviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Adviser;

(d)

The Form ADV of the Adviser provided to the Subadviser and the Trust is a true and complete copy of the form, including that part or parts of the Form ADV filed with the SEC, that part or parts maintained in the records of the Adviser, and/or that part or parts provided or offered to clients, in each case as required under the Advisers Act and rules thereunder, and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

(e)

The Adviser acknowledges that it received a copy of the Subadviser’s Form ADV prior to the execution of this Agreement; and

(f)

The Adviser and the Trust have duly entered into the Advisory Agreement pursuant to which the Trust authorized the Adviser to delegate certain of its duties under the Advisory Agreement to other investment advisers, including, without limitation, the appointment of a subadviser with respect to assets of the Fund and the Adviser’s entering into and performing this Agreement.

Survival of Representations and Warranties; Duty to Update Information.  All representations and warranties made by the Subadviser and the Adviser pursuant to the recitals above and Sections 8 and 9, respectively, shall survive for the duration of this Agreement and the parties hereto shall promptly notify each other in writing upon becoming aware that any of the foregoing representations and warranties are no longer true or accurate in all material effects.

Liability and Indemnification.

(a)

 Liability.  The Subadviser shall exercise its best judgment in rendering its services in accordance with the terms of this Agreement, but otherwise, in the absence of willful misfeasance, bad faith or gross negligence on the part of the Subadviser or a reckless disregard of its duties hereunder, the Subadviser, each of its affiliates and all respective partners, officers, directors and employees (“Affiliates”) and each person, if any, who within the meaning of the Securities Act controls the Subadviser (“Controlling Persons”), if any, shall not be subject to any expenses or liability to the Adviser, the Trust or a Fund or any of the Fund’s shareholders, in connection with the matters to which this Agreement relates, including without limitation for any losses that may be sustained in the purchase, holding or sale of Allocated Assets.  The Adviser shall exercise its best judgment in rendering its obligations in accordance with the terms of this Agreement, but otherwise (except as set forth in Section 12(c) below), in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser or a reckless disregard of its duties hereunder, the Adviser, any of its Affiliates and each of the Adviser’s Controlling Persons, if any, shall not be subject to any liability to the Subadviser, for any act or omission in the case of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of Allocated Assets.  Notwithstanding the foregoing, nothing herein shall relieve the Adviser and the Subadviser from any of their obligations under applicable law, including, without limitation, the federal and state securities laws. The federal securities laws impose liabilities under certain circumstances on persons who act in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of such rights which the Trust or the Fund may have under federal securities laws.

(b)

Indemnification.  The Subadviser shall indemnify the Adviser, the Trust and each Fund, and their respective Affiliates and Controlling Persons for any liability and expenses, including without limitation reasonable attorneys’ fees and expenses, which the Adviser, the Trust and/or the Fund and their respective Affiliates and Controlling Persons may sustain as a result of the Subadviser’s willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the federal and state securities laws.  Unless otherwise obligated under applicable law, the Subadviser shall not be liable for indirect, punitive, special or consequential damages arising out of this Agreement.

The Adviser shall indemnify the Subadviser, its Affiliates and its Controlling Persons, for any liability and expenses, including without limitation reasonable attorneys’ fees and expenses, which may be sustained as a result of the Adviser’s willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the federal and state securities laws.

(c)

 The Subadviser shall not be liable to the Adviser for acts of the Subadviser that result from acts of the Adviser, including, but not limited to, a failure of the Adviser to provide accurate and current information with respect to any records maintained by the Adviser, which records are not also maintained by or otherwise available to the Subadviser upon reasonable request.

Duration and Termination.

(a)

Duration.  With respect to each Fund, the term of this Agreement shall begin as of the date and year upon which the Fund commences investment operations, and unless sooner terminated as hereinafter provided, this Agreement shall remain in effect for a period of two years. Thereafter, this Agreement shall continue in effect with respect to each Fund from year to year, subject to the termination provisions and all other terms and conditions hereof; PROVIDED, such continuance with respect to a Fund is approved at least annually by vote of the holders of a majority of the outstanding voting securities of the Fund or by the Trustees of the Trust; PROVIDED, that in either event such continuance is also approved annually by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto. The Subadviser shall furnish to the Trust or to the Adviser, promptly upon its request, such information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal or amendment thereof.

(b)

Termination.  Notwithstanding whatever may be provided herein to the contrary, this Agreement may be terminated at any time with respect to one or more Funds, without payment of any penalty:

(i)

By vote of the Trust’s Board of Trustees, including the vote or written consent of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto, or by “vote of a majority of the outstanding voting securities” of the Fund (as defined in the 1940 Act), or by the Adviser, in each case, upon not more than 60 days’ written notice to the Subadviser;

(ii)

By any party hereto upon written notice to the other party in the event of a breach of any provision of this Agreement by the other party if the breach is not cured within 15 days of notice of the breach; or

(iii)

By the Subadviser upon 60 days’ written notice to the Adviser and the Trust.

(c)

This Agreement shall not be assigned (as such term is defined in the 1940 Act) and shall terminate automatically in the event of its assignment or upon the termination of the Advisory Agreement.

Duties of the Adviser.  The Adviser shall continue to have responsibility for all services to be provided to the Fund pursuant to the Advisory Agreement and shall oversee and review the Subadviser’s performance of its duties under this Agreement.  Nothing contained in this Agreement shall obligate the Adviser to provide any funding or other support for the purpose of directly or indirectly promoting investments in a Fund.

Reference to Adviser and Subadviser.  The Subadviser grants, subject to the conditions below, the Adviser non-exclusive rights to use, display and promote trademarks of the Subadviser in conjunction with any activity associated with the Funds.  In addition, the Adviser may promote the identity of and services provided by the Subadviser to the Adviser, which references shall not differ in substance from those included in the Prospectus, SAI and this Agreement, in any advertising or promotional materials.  The Adviser shall protect the goodwill and reputation of the Subadviser in connection with marketing and promotion of the Funds.  The Adviser shall submit to the Subadviser for its review and approval all such public informational materials relating to the Funds that refer to any recognizable variant or any registered mark or logo or other proprietary designation of the Subadviser.  Approval shall not be unreasonably withheld by the Subadviser and notice of approval or disapproval will be provided promptly and in any event within three (3) business days.  Subsequent advertising or promotional materials having substantially the same form as previously approved by the Subadviser may be used by the Adviser without obtaining the Subadviser’s consent unless such consent is withdrawn in writing by the Subadviser.Neither the Subadviser nor any Affiliate or agent of Subadviser shall make reference to or use the name of the Adviser or any of its Affiliates, or any of their clients, except references concerning the identity of and services provided by the Adviser to the Funds or by the Subadviser to the Fund or Adviser, which references shall not differ in substance from those included in the Prospectus, SAI and this Agreement, in any advertising or promotional materials without the prior approval of Adviser, which approval shall not be unreasonably withheld or delayed and notice of approval or disapproval will be provided promptly and in any event within three (3) business days.  The Subadviser hereby agrees to make all reasonable efforts to cause any Affiliate of the Subadviser to satisfy the foregoing obligation.

Amendment.  This Agreement may be amended by mutual consent of the parties, provided that the terms of any material amendment shall be approved by: (a) the Trust’s Board of Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as required by the 1940 Act), and (b) the vote of a majority of those Trustees of the Trust who are not “interested persons” of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

Confidentiality.  Subject to the duties of the Adviser, the Trust and the Subadviser to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential and shall not disclose any and all information pertaining to the Funds and the actions of the Subadviser, the Adviser and the Funds in respect thereof; except to the extent:

(a)

 Authorized.  The Adviser or the Trust has authorized such disclosure;

(b)

 Court or Regulatory Authority.  Disclosure of such information is expressly required or requested by a court or other tribunal of competent jurisdiction or applicable federal or state regulatory authorities;

(c)

 Publicly Known Without Breach.  Such information becomes known to the general public without a breach of this Agreement or a similar confidential disclosure agreement regarding such information;

(d)

 Already Known.  Such information already was known by the party prior to the date hereof;

(e)

 Received From Third Party.  Such information was or is hereafter rightfully received by the party from a third party (expressly excluding the Funds’ custodian, prime broker and administrator) without restriction on its disclosure and without breach of this Agreement or of a similar confidential disclosure agreement regarding them; or

(f)

 Independently Developed.  The party independently developed such information.

In addition, the Subadviser and its officers, directors and employees are prohibited from receiving compensation or other consideration, for themselves or on behalf of a Fund, as a result of disclosing a Fund’s portfolio holdings.  The Subadviser agrees, consistent with its Code of Ethics, it nor its officers, directors or employees may engage in personal securities transactions based on non-public information about a Fund’s portfolio holdings.

Notice.  Any notice that is required to be given by the parties to each other under the terms of this Agreement shall be in writing, delivered, or mailed postpaid to the other parties, or transmitted by facsimile with acknowledgment of receipt, to the parties at the following addresses or facsimile numbers, which may from time to time be changed by the parties by notice to the other party:

(a) If to the Subadviser: Name: William M. Noonan Title: Address: 120 Longwater Drive, Suite 100 Norwell, MA 02061 Phone: 781-740-1786 Fax: Email: wnoonan@contravisory.com

(b)

If to the Adviser:

Name: Gregory S. Horn

Title: President and Managing Partner

Address: 1777 Sentry Parkway West,

                Gwynedd Hall, Suite 102,

                Blue Bell, PA 19422

Phone: (484) 572-0500

Fax:

Email: ghorn@persimmoncapital.com

Jurisdiction.  This Agreement shall be governed by and construed in accordance with the substantive laws of the State of New York without reference to choice of law principles thereof and in accordance with the 1940 Act.  In the case of any conflict, the 1940 Act shall control.

Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, all of which shall together constitute one and the same instrument.

Certain Definitions.  For the purposes of this Agreement and except as otherwise provided herein, “interested person,” “affiliated person,” and “assignment” shall have their respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the SEC.

Captions.  The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

Severability.  If any provision of this Agreement shall be held or made invalid by a court decision or applicable law, the remainder of the Agreement shall not be affected adversely and shall remain in full force and effect.

Entire Agreement.  This Agreement, together with all exhibits, attachments and appendices, contains the entire understanding and agreement of the parties with respect to the subject matter hereof.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first written above.

ADVISER PERSIMMON CAPITAL MANAGEMENT, LP By: _____________________________ Name: Gregory S. Horn Title: President & Managing Partner	SUBADVISER CONTRAVISORY INVESTMENT MANAGEMENT, INC. By: _____________________________ Name: Title:

SUB-ADVISORY AGREEMENT

between PERSIMMON CAPITAL MANAGEMENT, LP (the “Adviser”),

and CONTRAVISORY INVESTMNET MANAGEMENT, INC. (“Subadviser”)

EXHIBIT A

FUNDS OF THE TRUST

NAME OF FUND	ANNUAL SUB-ADVISORY FEE AS A % OF AVERAGE NET ASSETS OF THE FUND
Persimmon Long/Short Fund	1.00%

PERSIMMON
LONG SHORT
FUND

Your vote is important no matter how many shares you own. **Please cast your proxy vote today!**

SIGN, DATE AND VOTE ON THE REVERSE SIDE

SHAREHOLDER NAME AND ADDRESS HERE

Proxy voting options

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided

2. **Live** with a live operator when you call toll-free **(866) 341-2072** Monday through Friday 9 a.m. to 10 p.m. Eastern time.

The undersigned, revoking previous proxies, if any, with respect to the shares described below, hereby appoints Jim Colantino, Andrew Rogers and James Ash each the attorney, agent, and proxy of the undersigned, with full power of substitution, to vote at the Special Meeting of Shareholders (the "Meeting") of Persimmon Long/Short Fund to be held at the offices of the Trust's administrator, 80 Arkay Drive, Hauppauge, NY 11788 on October 25, 2013 at 10:00 a.m., Eastern time, and at any and all adjournments thereof.

Do you have questions?

If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free **(866)340-7106. Representatives are available to assist you** Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

PERSIMMON LONG/SHORT FUND

PROXY CARD

Your signature is required for your vote to be counted.

Please sign exactly as name(s) appear(s) on the records of a Fund. Joint owners should each sign personally. Trustees and other representatives should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation or another entity, the signature should be that of an authorized officer who should state his or her full title.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the fund's board of trustees, and the proposal below has been proposed by the board of trustees.

This proxy will, when properly executed, be voted as directed herein by the signing shareholders(s). If no contrary direction is given when the duly executed proxy is returned, this proxy will be voted "for" the proposal and in the appointed proxies' discretion upon such other business as may properly come before the meeting.

The board of trustees of the trust unanimously recommend that you vote "for" the proposal.

To vote, mark one circle in blue or black ink. Example: ●

Thank you for voting

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]